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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                                 AMENDMENT NO. 1



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 2, 2003


                         THE HOUSTON EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)


               DELAWARE                               001-11899                            22-2674487
     (State or other jurisdiction             (Commission File Number)                  (I.R.S. Employer
           of incorporation)                                                           Identification No.)

      1100 LOUISIANA, SUITE 2000                                                           77002-5215
            HOUSTON, TEXAS                                                                 (Zip Code)
    (Address of principal executive
               offices)

       Registrant's telephone number, including area code: (713) 830-6800

EXPLANATORY NOTE

This Form 8-K/A amends the Form 8-K filed on June 3, 2003 (the "Original Form 8-K").

This Current Report on Form 8-K/A is being filed solely to correctly describe the non-GAAP financial measure used. Otherwise, the financial information contained in the Original Form 8-K remains unchanged. Item 5 of the Original Form 8-K is hereby deleted in its entirety and replaced with the following
Item 5:

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         The following table shows selected historical financial data derived from our audited, consolidated financial statements for each of the five years in the period ended December 31, 2002.

                                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------------------------
                                                         1998         1999         2000         2001         2002
                                                       --------     --------     --------     --------     --------
                                                                              (IN THOUSANDS)
INCOME STATEMENT DATA:
Net income (loss) plus interest expense (net
of amounts capitalized), income taxes,
depreciation, depletion and amortization
(including the writedown in carrying value
of oil and gas properties, if any), asset
retirement obligation accretion and
cumulative effect of change in accounting
principle (for the interim period ended
March 31, 2003, only)(1) .........................      100,995      123,727      228,343      327,302      288,594

Net income (loss) plus interest expense (net
of amounts capitalized), income taxes,
depreciation, depletion and amortization
(including the writedown in carrying value
of oil and gas properties, if any), asset
retirement obligation accretion and
cumulative effect of change in accounting
principle (for the interim period ended
March 31, 2003, only) to gross interest
expense(2) .......................................          7.0x         4.9x         9.1x        21.8x        18.8x

Total indebtedness to Net income (loss) plus
interest expense (net of amounts
capitalized), income taxes, depreciation,
depletion and amortization (including the
writedown in carrying value of oil and gas
properties, if any), asset retirement
obligation accretion and cumulative effect
of change in accounting principle (for the
interim period ended March 31, 2003, only)(3) ....          3.1x         2.3x         1.1x         0.7x         0.9x




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         The following table shows selected historical financial data derived from our unaudited, consolidated financial statements for the three months ended March 31, 2002 and 2003.


                                                                                THREE MONTHS ENDED
                                                                                     MARCH 31,
                                                                             -------------------------
                                                                                2002           2003
                                                                             ----------     ----------
                                                                                  (IN THOUSANDS)
INCOME STATEMENT DATA:

Net income (loss) plus interest expense (net of amounts capitalized), income taxes, depreciation, depletion and amortization (including the writedown in carrying value of oil and gas properties, if any), asset retirement obligation accretion and cumulative effect of change in accounting principle (for the interim period ended March 31, 2003,
only)(1) ...............................................................         60,195        117,254

Net income (loss) plus interest expense (net of amounts capitalized), income taxes, depreciation, depletion and amortization (including the writedown in carrying value of oil and gas properties, if any), asset retirement obligation accretion and cumulative effect of change in accounting principle (for the interim period ended March 31, 2003,
only) to gross interest expense (2) ....................................           16.8x          32.2x

----------

(1) Net income (loss) plus interest expense (net of amounts capitalized), income taxes, depreciation, depletion and amortization (including the writedown in carrying value of oil and gas properties, if any), asset retirement obligation accretion and cumulative effect of change in accounting principle (for the interim period ended March 31, 2003, only) should not be considered as an alternative to income (loss) from operations or net income (loss), as determined in accordance with generally accepted accounting principles (GAAP) in the United States, as a measure of our operating performance or to net cash provided by operating, investing and financing activities, as determined in accordance with GAAP, as a measure of our ability to meet cash needs. Net income (loss) plus interest expense (net of amounts capitalized), income taxes, depreciation, depletion and amortization (including the writedown in carrying value of oil and gas properties, if any), asset retirement obligation accretion and cumulative effect of change in accounting principle (for the interim period ended March 31, 2003, only) is a non-GAAP liquidity measure commonly used in our industry and we believe that it is useful adjunct to net income under GAAP and is a financial indicator of our ability to internally fund our exploration and development activities and to service debt. Amounts presented may not be comparable to similar measures disclosed by other companies.


(2) Gross interest is defined as the total amount of interest incurred on our obligations, prior to any amounts capitalized.

(3)      Total indebtedness is defined as total long-term debt and notes.



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


Reconciliation of Net income (loss) plus interest expense (net of amounts capitalized), income taxes, depreciation, depletion and amortization (including the writedown in carrying value of oil and gas properties, if any), asset retirement obligation accretion and cumulative effect of change in accounting principle (for the interim period ended March 31, 2003, only) to Net Cash Provided by Operating Activities:

                                                                                     YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------------------
                                                                1998           1999           2000           2001           2002
                                                             ----------     ----------     ----------     ----------     ----------
                                                                                         (IN THOUSANDS)

Net income (loss) plus interest expense (net of
amounts capitalized), income taxes, depreciation,
depletion and amortization (including the writedown
in carrying value of oil and gas properties, if any),
asset retirement obligation accretion and cumulative
effect of change in accounting principle (for
the interim period ended March 31, 2003, only) ..........    $  100,995     $  123,727     $  228,343     $  327,302     $  288,594
Less: Interest expense, net .............................         4,597         13,307         11,361          2,992          7,398
      Current income tax provision (benefit) ............        (1,040)          (961)          (818)          (840)          (768)
Add back: Stock compensation expense ....................            --             --             --             64             85
          Changes in operating assets and
            liabilities .................................         4,940         (1,309)       (17,009)        32,818        (38,180)
                                                             ----------     ----------     ----------     ----------     ----------
Net cash provided by operating activities ...............    $  102,378     $  110,072     $  200,791     $  358,032     $  243,869
                                                             ==========     ==========     ==========     ==========     ==========

THREE MONTHS ENDED MARCH 31 2002 AND 2003

Reconciliation of Net income (loss) plus interest expense (net of amounts capitalized), income taxes, depreciation, depletion and amortization (including the writedown in carrying value of oil and gas properties, if any), asset retirement obligation accretion and cumulative effect of change in accounting principle (for the interim period ended March 31, 2003, only) to Net Cash Provided by Operating Activities:

                                                                                  THREE MONTHS ENDED
                                                                                       MARCH 31,
                                                                               --------------------------
                                                                                  2002            2003
                                                                               ----------      ----------
                                                                                    (IN THOUSANDS)

Net income (loss) plus interest expense (net of amounts capitalized), income taxes, depreciation, depletion and amortization (including the writedown in carrying value of oil and gas properties, if any), asset retirement obligation accretion and cumulative effect of change in accounting principle (for the interim period ended March 31, 2003,
only) ....................................................................     $   60,195      $  117,254
Less:  Interest expense, net .............................................          1,410           2,266
       Current income tax provision (benefit) ............................           (192)             58
Add back: Stock compensation expense .....................................             21              35
          Changes in operating assets and liabilities ....................        (25,554)        (51,984)
                                                                               ----------      ----------
Net cash provided by operating activities ................................     $   33,444      $   62,981
                                                                               ==========      ==========


RECENT DEVELOPMENT

         At March 31, 2003, $130 million in borrowings were outstanding under our revolving credit facility and $15.5 million was outstanding in letter of credit obligations. Subsequent to March 31, 2003, we repaid a net $55.0 million under the facility and reduced our letter of credit obligations to $13.4 million. As of May 30, 2003, outstanding borrowings and letter of credit obligations under our revolving credit facility totaled $88.4 million.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE HOUSTON EXPLORATION COMPANY


                                 By: /s/ James F. Westmoreland
                                     -------------------------------------------
                                     James F. Westmoreland
                                     Vice President and Chief Accounting Officer


Dated: December 4, 2003



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